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                                 Exhibit (10)(x)

                     Shareholder Services Agreement (Agency)
                                     Between
                          Bank One Trust Company, N.A.
                                       And
                         The One Group Services Company




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                         THE ONE GROUP SERVICES COMPANY
                                3435 STELZER ROAD
                              COLUMBUS, 0HIO 42319

                         SHAREHOLDER SERVICING AGREEMENT
                         -------------------------------

         The One Group Services Company (the "Distributor") serves as the Distributor to The One Group (the "Company"), an open-end management investment company organized as a Massachusetts business trust and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 ACT"). Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-l"), but subject to the provisions of Section 4.1 hereof, the holders of the units of beneficial interest ("Shares") of the investment portfolios identified in Schedule A hereto (individually, a "Fund"; collectively, the "Funds") have adopted Distribution and Shareholder Servicing Plans (the "Plans") which, among other things, authorize the Distributor to enter into this Shareholder Servicing Agreement with Bank One Trust Company, NA (the "Service Organization"), with its principal office located at 774 Park Meadow Road, Columbus, OH 43271-1034, concerning the provision of support services to the Service Organization's customers ("Customers") who may from time to time beneficially own Fund Shares. The terms and conditions of this Agreement are as follows:

1.       REFERENCE TO PROSPECTUS; DETERMINATION OF NET ASSET VALUE.

         1.1 Reference is made to the prospectuses of the Funds (individually, a "Prospectus"; collectively, the "Prospectuses") as from time to time are effective under the Securities Act of 1933 (the "1933 Act"). Terms defined therein and not otherwise defined herein are used herein with the meaning so defined.

2.       SERVICES AS A SERVICE ORGANIZATION.

         2.1 The Service Organization shall provide any combination of the following support services, as agreed upon by the parties from time to time, to Customers who may from time to time beneficially own Shares of a Fund: (i) aggregating and processing purchase and redemption requests for a Fund's Shares from Customers and placing net purchase and redemption orders with the Distributor, (ii) processing dividend payments from the Company on behalf of Customers; (iii) arranging for bank wire transfer of funds to or from a Customer's account;
                  (iv) responding to inquiries from Customers relating to the services performed by the Service Organization under this Agreement; (v) providing subaccounting with respect to a Fund's Shares beneficially owned by Customers or the information to the Company necessary for subaccounting; (vi) if required by law, forwarding Shareholder communications from the Company (such as proxies, Shareholders reports, annual and semi-annual financial statements, and dividend, distribution, and tax notices) to Customers; (vii) forwarding to Customers proxy statements and proxies containing any proposals regarding this Agreement or a Fund's Plan; (viii) providing such other similar services as the Distributor may reasonable request to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.


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                  2.2      The Service Organization will provide such office
                           space and equipment, telephone facilities, and personnel (which may be any part of the space, equipment and facilities currently used in the Servicing Organization's business, or any personnel employed by the Servicing Organization) as may be reasonable necessary or beneficial in order to provide such services to Customers.

                  2.3 All orders for Fund Shares are subject to acceptance or rejection by the Company in its sole discretion, and the Company may, in its discretion and without notice, suspend or withdraw the sale of Fund Shares, including the sale of such Shares to the Service Organization for the account of any Customer or Customers.

                  2.4 In providing services hereunder, the Service Organization shall act solely for its Customers. For all purposes of this Agreement, the Organization will be deemed to be an independent contractor, and will have no authority to act as agent for the Distributor in any matter or in any respect. No person is authorized to make any representations concerning the Distributor, the Company, or any Fund's Shares except those representations contained in the Funds' then-current Prospectuses and the Company's Statement of Additional Information and in such printed information as the Distributor or the Company may subsequently prepare. The Service Organization further agrees to deliver to Customers, upon the request of the Distributor, copies of any amended Prospectus and Statement of Additional Information.

                  2.5 The Service Organization and its employees will, upon request, be available during normal business hours to consult with the Distributor or its designees concerning the performance of the Service Organization's responsibilities under this Agreement. In addition, the Service Organization will furnish to the Distributor, the Company or their designees such information as the Distributor, the Company or their designees may reasonable request (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein), and will otherwise cooperate with the Distributor, the Company and their designees (including, without limitation, any auditors designated by the Company, in the preparation of reports to the Company's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

     3.  COMPENSATION.

                  3.1 The Distributor shall pay the Service Organization for the Services to be provided by the Service Organization under this Agreement in accordance with, and in the manner set forth in, Schedule B hereto, as such Schedule may be amended from time to time,

     4.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                  4.1 By written acceptance of this Agreement, the Service Organization further represents, warrants, and agrees that (1) the Service Organization believes that it possesses the legal authority to perform the services contemplated by this Agreement without violation of applicable Federal banking laws (including the Glass-Steagall Act) and regulations.

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     EXCULPATION; INDEMNIFICATION.

                  5.1 The Distributor shall not be liable to the Service Organization and the Service Organization shall not be liable to the Distributor except for acts or failures to act which constitute lack of good faith or gross negligence and for obligations expressly assumed by either party hereunder. Nothing contained in this Agreement is intended to operate as a waiver by the Distributor or by the Service Organization of compliance with any applicable federal or state law, rule, or regulation and the rules and regulations promulgated by the National Association of Securities Dealers, Inc.

     6.  EFFECTIVE DATE; TERMINATION.

                  6.1 This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Distributor or its designee. Unless sooner terminated, this Agreement will continue until November 14, 2002, and thereafter will continue automatically for successive annual periods ending on November 14 of each year.

                  6.2 This Agreement will automatically terminate in the event of its assignment (as such term is defined in the 1940 Act). This Agreement may be terminated by the Distributor or by the Service Organization, without penalty, upon ten days' prior written notice to the other party. This Agreement may also be terminated at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Company who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans or any agreement relating to such Plans, including this Agreement, or by a vote of a majority of the Shares of a Fund, with respect to such Fund, on ten days' written notice.

     7.  GENERAL.

                  7.1 All notices and other communications to either the Service Organization or the Distributor will be duly given if mailed, telegraphed or telecopied to the appropriate address set forth on page I thereof, or at such other address as either party may provide in writing to the other party.

                  7.2 The Distributor may enter into other similar agreements for the provision of Shareholder services with any other person or persons without the Service Organization's consent.

                  7.3 This Agreement supersedes any other agreement between the Distributor and the Service Organization relating to the provision of support services to the Service Organization's Customers who beneficially own Fund Shares and relating to any other matters discussed herein. All covenants, agreements, representations, and warranties made herein shall be deemed to have been material and relied on by each party, notwithstanding any investigation made by either party or on behalf of either party, and shall survive the execution and delivery of this Agreement. The invalidity or unenforceability of any term or Provision hereof shall not affect the validity or enforceability of any other term or provision hereof.

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         The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Ohio and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated.

                                           THE ONE GROUP SERVICES COMPANY

                                           By:  /s/ Mark S. Redman
                                               ---------------------------------

                                           Name:    Mark S. Redman
                                                  ------------------------------

                                           Title:   President
                                                  ------------------------------

                                            Date: December 23, 1987
                                                  ------------------------------


                                           ACCEPTED AND AGREED TO:

                                           Bank One Trust Company, NA
                                           -------------------------------------

                                           By:  /s/ John G. Alexander
                                                --------------------------------

                                           Name: John G. Alexander
                                                 -------------------------------

                                           Title: Senior Managing Director
                                                  ------------------------------

                                           Date: December 18, 1997
                                                 -------------------------------

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                                   Schedule A
                                   ----------
                                     to the
                         Shareholder Servicing Agreement
                     Between The One Group Services Company
                                       and
                           Bank One Trust Company, NA
                             (Service Organization)

                                      FUNDS
                                      -----

Money Market Funds
------------------
U.S. Treasury Securities Money Market Fund - Class A Shares
Prime Money Market Fund - Class A Shares
Municipal Money Market Fund - Class A Shares
Ohio Municipal Money Market Fund - Class A Shares

Equity Funds
------------
Income Equity Fund - Class A Shares
Disciplined Value Fund - Class A Shares
Growth Opportunities Fund - Class A Shares
International Equity Index Fund - Class A Shares
Large Company Value Fund - Class A Shares
Equity Index Fund - Class A Shares Asset
Allocation Fund - Class A Shares
Large Company Growth Fund - Class A Shares Value
Growth Fund - Class A Shares
Small Capitalization Fund (Formerly, the Gulf South Growth Fund) - Class A
Shares
Investor Aggressive Growth Fund - Class A Shares
Investor Growth Fund - Class A Shares
Investor Growth and Income Fund - Class A Shares
Investor Balanced Fund - Class A Shares
Investor Conservative Growth Fund - Class A Shares

Fixed Income Funds
------------------
Income Bond Fund - Class A Shares
Limited Volatility Bond Fund - Class A Shares
Intermediate Tax-Free Bond Fund - Class A Shares
Ohio Municipal Bond Fund - Class A Shares
Government Bond Fund - Class A Shares
Ultra Short-Term Income Fund -Class A Shares Municipal
Income Fund - Class A Shares West Virginia
Municipal Bond Fund - Class A Shares
Kentucky Municipal Bond Fund Intermediate Bond Fund - Class A Shares Arizona Municipal Bond Fund - Class A Shares
Louisiana Municipal Bond Fund - Class A Shares
Treasury & Agency Fund - Class A Shares

                                           Accepted and Agreed to:

The One Group Services Company           Bank One Trust Company, NA
                                         ---------------------------------------
                                         (Service Organization)

By:  /s/ Mark S. Redman                  By:     /s/ John Alexander
     --------------------------------        -----------------------------------

Date: December 23, 1997                     Date: December 18, 1997
      -------------------------------             ------------------------------


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                                   Schedule B
                                   ----------
                                     to the
                         Shareholder Servicing Agreement
                     Between The One Group Services Company
                                       and

                           Bank One Trust Company, NA
                           --------------------------
                             (Service Organization)

                                  Compensation(1)
                                  ---------------

         The Service Organization shall receive a fee calculated at an annual rate of twenty-five one-hundredths of one percent (.25%) of the Fund's average daily net assets attributable to Shares beneficially owned by the Service Organization's Customers.

                                             Accepted and Agreed to:

The One Group Services Company             Bank One Trust Company, NA
                                           -------------------------------------
                                           (Service Organization)

By:  /s/ Mark S. Redman                    By:     /s/ John Alexander
     ---------------------------------         ---------------------------------

Date: December 23, 1997                       Date: December 18, 1997
      --------------------------------              ----------------------------






------------------------
(1)    All fees arc computed daily and paid monthly.


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